UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2011

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 On July 5, 2011 the Board of Directors (the “Board”) of Douglas Dynamics, Inc. (the “Company”) appointed Kenneth W. Krueger as a Class II independent director of the Company with an initial term expiring at the 2012 annual meeting of stockholders.  Mr. Krueger has served as a director and Chairman of the Audit Committee of The Manitowoc Company, a multi-industry capital goods manufacturer headquartered in Manitowoc, Wisconsin, since 2004.  From May 2006 until August 2009, Mr. Krueger was the Chief Operating Officer of Bucyrus International, Inc., a global mining equipment manufacturer headquartered in South Milwaukee, Wisconsin.  Mr. Krueger also served as Bucyrus International, Inc.’s Executive Vice President from December 2005 until May 2006.  Prior to joining Bucyrus International, Inc., Mr. Krueger was Senior Vice President and Chief Financial Officer of A. O. Smith Corporation, a global manufacturer of water heaters in Milwaukee, Wisconsin, from August 2000 until June 2005.

The Board appointed Mr. Krueger to the Compensation, Audit and Nominating and Governance Committees of the Board.

As a non-employee director, Mr. Krueger will receive the compensation paid to all non-employee directors of the Company as described in the Company’s 2011 Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2011.

There are no arrangements between Mr. Krueger and any other person pursuant to which Mr. Krueger was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Mr. Krueger has a material interest.

The Company’s press release issued on July 5, 2011 announcing Mr. Krueger’s appointment to the Board is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit is being furnished herewith:

(99.1)                   Press release dated July 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: July 5, 2011	By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer
and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99.1)	Press release dated July 5, 2011.